OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES
OTHER NON-CURRENT LIABILITIES

	As at December 31, 2018	As at December 31, 2017
Deposit on Pascua-Lama silver sale agreement[1]	$811	$805
Deposit on Pueblo Viejo gold and silver streaming agreement[1]	426	459
Long-term income tax payable	270	259
Derivative liabilities (note 25f)	—	2
Provision for offsite remediation	57	45
Other	179	174
	$1,743	$1,744

[1]	Revenues of $76 million were recognized in 2018 (2017: $94 million) through the draw-down of our streaming liabilities relating to contracts in place at Pueblo Viejo and Pascua-Lama.

Silver Sale Agreement
Our silver sale agreement with Wheaton Precious Metals Corp. (“Wheaton”) (formerly Silver Wheaton Corp.) requires us to deliver 25 percent of the life of mine silver production from the Pascua-Lama project and required delivery of 100 percent of silver production from the Lagunas Norte, Pierina and Veladero mines (“South American mines”) until March 31, 2018. In return, we were entitled to an upfront cash payment of $625 million payable over three years from the date of the agreement, as well as ongoing payments in cash of the lesser of $3.90 (subject to an annual inflation adjustment of 1 percent starting three years after project completion at Pascua-Lama) and the prevailing market price for each ounce of silver delivered under the agreement. An imputed interest expense is being recorded on the liability at the rate implicit in the agreement. The liability plus imputed interest will be amortized based on the difference between the effective contract price for silver and the amount of the ongoing cash payment per ounce of silver delivered under the agreement.

Gold and Silver Streaming Agreement
On September 29, 2015, we closed a gold and silver streaming transaction with Royal Gold, Inc. (“Royal Gold”) for production linked to Barrick’s 60 percent interest in the Pueblo Viejo mine. Royal Gold made an upfront cash payment of $610 million and will continue to make cash payments for gold and silver delivered under the agreement. The $610 million upfront payment is not repayable and Barrick is obligated to deliver gold and silver based on Pueblo Viejo’s production. We have accounted for the upfront payment as deferred revenue and will recognize it in earnings, along with the ongoing cash payments, as the gold and silver is delivered to Royal Gold. We will also be recording accretion expense on the deferred revenue balance as the time value of the upfront deposit represents a significant component of the transaction.

Under the terms of the agreement, Barrick will sell gold and silver to Royal Gold equivalent to:

•	7.5 percent of Barrick’s interest in the gold produced at Pueblo Viejo until 990,000 ounces of gold have been delivered, and 3.75 percent thereafter.

•
75 percent of Barrick’s interest in the silver produced at Pueblo Viejo until 50 million ounces have been delivered, and 37.5 percent thereafter. Silver will be delivered based on a fixed recovery rate of 70 percent. Silver above this recovery rate is not subject to the stream.

Barrick will receive ongoing cash payments from Royal Gold equivalent to 30 percent of the prevailing spot prices for the first 550,000 ounces of gold and 23.1 million ounces of silver delivered. Thereafter payments will double to 60 percent of prevailing spot prices for each subsequent ounce of gold and silver delivered. Ongoing cash payments to Barrick are tied to prevailing spot prices rather than fixed in advance, maintaining exposure to higher gold and silver prices in the future.